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                                                                   Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated June 6, 2002, relating to the consolidated financial statements of Viewpoint International, Inc. and subsidiaries in this Current Report on Form 8-K.

/s/ Mahoney Cohen & Company, CPA, P.C.

New York, New York
June 26, 2003